EXHIBIT 99.3

RAYONT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Rayont Group #	Prema Life	GGLG	Total	Pro Forma Adjustments (Note 3)	Pro Forma Combined
	USD	USD	USD	USD	USD	USD
ASSETS
CURRENT ASSETS
Cash and bank balances	$39,255	$108,590	$2,134	$149,979		$149,979
Amount due from related parties	545,061	293,815	-	838,876	(823,996)	14,880
Other receivables, deposits and prepayments	96,112	-	-	96,112		96,112
Trade receivables	75,093	166,606	4,268	245,967		245,967
Inventories	-	490,183	-	490,183		490,183
Total current assets	755,521	1,059,194	6,402	1,821,117	(823,996)	997,121

NON-CURRENT ASSETS
Plant and equipment, net	893,516	-	642,726	1,536,242		1,536,242
Intangible assets	2,466,157	-	-	2,466,157		2,466,157
Total non-current assets	3,359,673	-	642,726	4,002,399		4,002,399
TOTAL ASSETS	$4,115,194	$1,059,194	$649,128	$5,823,516	(823,996)	$4,999,520

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade payables	$-	$107,652	$-	$107,652		$107,652
Amount due to related parties	5,190	-	25,560	30,750	580,360	611,110
Other payables and accrued liabilities	313,367	166,180	9,781	489,328		489,328
Loan payable	268,275	-	508,760	777,035	(268,255)	508,780
Finance lease	-	-	8,076	8,076		8,076
Total current liabilities	586,832	273,832	552,177	1,412,841	312,105	1,724,946

NON-CURRENT LIABILITIES
Finance lease	-	-	24,696	24,696		24,696
Loan payable	-	192,712	-	192,712		192,712
Total non-current liabilities	-	192,712	24,696	217,408		217,408
TOTAL LIABILITIES	$586,832	$466,544	$576,873	$1,630,249	312,105	$1,942,354

STOCKHOLDERS’ EQUITY
Stockholders’ equity	$46,695	$1,410,998	$791,745	$2,249,438	(2,202,743)	$46,695
Additional paid-in capital	7,249,626	-	-	7,249,626	(471,196)	6,778,430
Stock subscription receivables	(72,774)	-	-	(72,774)	-	(72,774)
Capital loss reserve	-	-	(397,108)	(397,108)	397,108	-
Accumulated losses	(3,686,465)	(823,043)	(310,091)	(4,819,599)	1,133,134	(3,686,465)
Other comprehensive income/(losses)	(8,720)	4,695	(12,291)	(16,316)	7,596	(8,720)
TOTAL STOCKHOLDERS’ EQUITY	3,528,362	592,650	72,255	4,193,267	(1,136,101)	3,057,166

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,115,194	$1,059,194	$649,128	$5,823,516	(823,996)	$4,999,520

See accompanying notes to unaudited pro forma condensed combined financial statements

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RAYONT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Rayont Group #	Prema Life	GGLG		Pro Forma
	September 30, 2020	June 30, 2020	June 30, 2020	Total	Adjustments (Note 3)	Pro Forma Combined
	USD	USD	USD	USD	USD	USD
REVENUE	$186,663	$1,574,148	$53,799	$1,814,610	$(45,403)	$1,769,206
COST OF REVENUE	-	(894,182)	-	(894,182)	-	(894,182)
GROSS PROFIT	186,663	679,966	53,799	920,428	(45,403)	875,025

OTHER INCOME	13,537	572,631	-	586,168		586,168
OPERATING EXPENSES	(425,525)	(1,283,773)	(88,231)	(1,797,529)	45,403	(1,752,126)
LOSS FROM OPERATIONS	(225,325)	(31,176)	(34,432)	(290,933)	-	(290,933)

FINANCE COSTS	(4,120)	(10,617)	(29,207)	(43,944)	-	(43,944)

NET LOSS	$(229,445)	$(41,793)	$(63,639)	$(334,877)	$-	$(334,877)

OTHER COMPREHENSIVE GAIN/(LOSS)
Foreign currency translation gain/(loss)	36,354	(3,757)	(4,930)	27,667	-	27,667

TOTAL COMPREHENSIVE LOSS	$(193,091)	$(45,550)	$(68,569)	$(307,210)	$-	$(307,210)

Basic and diluted loss per share of common stock	(0.006)					(0.008)
Weighted average number of shares of common stock outstanding	40,828,756					40,828,756

# Prior to acquisition of Prema Life and GGLG

See accompanying notes to unaudited pro forma condensed combined financial statements

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RAYONT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

THREE MONTHS PERIOD ENDED DECEMBER 31, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Rayont Group #	Prema Life	GGLG	Total	Pro Forma Adjustments (Note 4)	Pro Forma Combined
	USD	USD	USD	USD	USD	USD
REVENUE	$43,354	$414,650	$18,537	$476,541	$(18,537)	$458,004
COST OF REVENUE	(13,105)	(263,480)	-	(276,585)	-	(276,585)
GROSS PROFIT	30,249	151,170	18,537	199,956	(18,537)	181,419

OTHER INCOME	259,294	231,591	-	490,885	-	490,885
OPERATING EXPENSES	(275,299)	(250,434)	(24,898)	(550,631)	18,537	(532,094)

PROFIT/(LOSS) FROM OPERATIONS	14,244	132,327	(6,361)	140,210		140,210

FINANCE COSTS	-	-	(12,333)	(12,333)	-	(12,333)

NET PROFIT/(LOSS)	$14,244	$132,327	$(18,694)	$127,877	$-	$127,877

OTHER COMPREHENSIVE GAIN
Foreign currency translation gain	31,734	22,964	5,828	60,526	-	60,526

TOTAL COMPREHENSIVE INCOME/(LOSS)	$45,978	$155,291	$(12,866)	$188,403	$-	$188,403

Basic and diluted income per share of common stock	0.0003					0.0031
Weighted average number of shares of common stock outstanding	40,828,756					40,828,756

# Prior to acquisition of Prema Life and GGLG

See accompanying notes to unaudited pro forma condensed combined financial statements

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RAYONT INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Rayont Inc. (“Rayont”), Prema Life Pty. Ltd. (“Prema Life”) and GGLG Properties Pty. Ltd. (“GGLG”) after giving effect to Rayont’s acquisition of Prema Life and GGLG (“the Acquisitions”) and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

Note 1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the results of operations or financial position of Rayont that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future results of operations or financial position of Rayont. The unaudited pro forma financial statements, including the notes thereto, do not reflect any potential operating efficiencies and cost savings that Rayont may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements and notes thereto should be read in conjunction with the historical financial statements of Rayont included in the annual report on Form 10-K for the year ended September 30, 2020 had been filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2020 and the subsequent quarterly report on Form 10-Q for the three months ended December 31, 2020 filed with the SEC on February 16, 2021, and in conjunction with the historical financial statements of Prema Life and GGLG included in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 is presented as if the Acquisition occurred on December 31, 2020.

The unaudited pro forma condensed combined statement of operations and comprehensive income/(loss) of the Rayont and Prema Life and GGLG for the year ended September 30, 2020 has been prepared by combining the Rayont’s historical consolidated results for the year ended September 30, 2020 and the historical results of Prema Life and GGLG for the year ended June 30, 2020.

The unaudited pro forma combined statement of operations and comprehensive loss for the 3 months period ended December 31, 2020 has been prepared by combining the Company’s historical consolidated results for the period ended from October 1, 2020 to December 31, 2020, with the historical results of Prema Life and GGLG for the period ended from October 1, 2020 to December 31, 2020.

Note 2. Prema Life and GGLG Acquisition

On December 23, 2020, pursuant to an Acquisition Agreement, Rayont Australia Pty Ltd, a wholly-owned subsidiary of Rayont Inc., acquired all of the issued and outstanding capital stock of Prema Life, an Australian company, from TheAlikasa (Australia) Pty Ltd, Prema Life’s sole shareholder (the “Seller”). The Seller is an affiliate of the Rayont and therefore the acquisition is being treated as a related party transaction. The purchase price is $530,180, which is a 10% discount of the total amount of Prema Life’s net tangible assets. The purchase price will be paid in six installments after a $265,300 down payment. In the event an installment payment is not paid timely, the Seller has agreed to accept shares of the Company valued at $0.87 per share. The price per share is based on a 20% discount of the average share price on the OTC Markets over the last 30 trading days.

On December 23, 2020, pursuant to an Acquisition Agreement, Rayont Australia Pty Ltd, a wholly-owned subsidiary of Rayont Inc., acquired all of the issued and outstanding capital stock of GGLG, an Australian company, from TheAlikasa (Australia) Pty Ltd, GGLG’s sole shareholder. The Seller is an affiliate of the Company and therefore the acquisition is being treated as a related party transaction. The purchase price is $605,920, which is a 10% discount of the total amount of GGLG’s net tangible assets. The purchase price will be paid in six installments after a $265,300 down payment. In the event an installment payment is not paid timely, the Seller has agreed to accept shares of the Company valued at $0.87 per share. The price per share is based on a 20% discount of the average share price on the OTC Markets over the last 30 trading days.

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The acquisitions of Prema Life and GGLG have been accounted for as a common control transaction as there is no change in the control over the assets acquired and liabilities assumed. The net assets are derecognized by the transferring entity (i.e. Rayont) and recognized by the receiving entity (i.e. Prema Life and GGLG). The difference between the consideration transferred and the carrying amounts of the net assets is recognized in additional paid-in capital.

The acquisitions of Prema Life and GGLG were completed on December 23, 2020 and February 22, 2021 respectively.

Note 3. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet and combined statement of operations for the year ended September 30, 2020:

(A)	To record the following adjustments to amount due from related parties:

Balance before pro forma adjustments	$838,876
Effects of intercompany eliminations – Prema Life and GGLG	(823,996)
Pro Forma Combined as of September 30, 2020	$14,880

The remaining amount of $14,880 represents amount due from Rural Asset Management Services, Inc. and Blue Pacific Academy Inc..

(B)	To record the following adjustments to amount due to related parties:

Balance before pro forma adjustments	$30,750
Effects of intercompany eliminations – GGLG	(25,560)
Effects of acquisition of GGLG – Consideration paid in six months instalment	605,920
Pro Forma Combined as of September 30, 2020	$611,110

(C)	To record the following adjustments to loan payable:

Balance before pro forma adjustments	$777,035
Effects of intercompany eliminations – Prema Life and GGLG	(268,255)
Pro Forma Combined as of September 30, 2020	$508,780

(D)	To record the following adjustments to shareholders’ equity:

i)	Adjustments to stockholders’ equity

Balance before pro forma adjustments	$2,249,438
Elimination of pre-acquisition equity account of - Prema Life	(1,410,998)
Elimination of pre-acquisition equity account of - GGLG	(791,745)
Pro Forma Combined as of September 30, 2020	$46,695

ii)	To record the following adjustments to additional paid-in capital:

Balance before pro forma adjustments	$7,249,626
Elimination of pre-acquisition equity account of - Prema Life	62,470
Elimination of pre-acquisition equity account of - GGLG	(533,666)
Pro Forma Combined as of September 30, 2020	$6,778,430

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RAYONT INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

iii)	To record the following adjustments to capital loss reserve:

Balance before pro forma adjustments	$(397,108)
Elimination of pre-acquisition equity account of GGLG	397,108
Pro Forma Combined as of September 30, 2020	$-

iv)	To record the following adjustments to accumulated losses:

Balance before pro forma adjustments	$(4,819,599)
Elimination of pre-acquisition equity account of - Prema Life	823,043
Elimination of pre-acquisition equity account of - GGLG	310,091
Pro Forma Combined as of September 30, 2020	$3,686,465

v)	To record the following adjustments to accumulated other comprehensive income/(loss):

Balance before pro forma adjustments	$(16,316)
Elimination of pre-acquisition equity account of - Prema Life	(4,695)
Elimination of pre-acquisition equity account of - GGLG	12,291
Pro Forma Combined as of September 30, 2020	$(8,720)

(E)	To record the following adjustments to revenue:

Balance before pro forma adjustments	$1,814,610
Effects of intercompany eliminations - GGLG	(45,403)
Pro Forma Combined as of September 30, 2020	$1,769,207

(F)	To record the following adjustments to operating expenses:

Balance before pro forma adjustments	$(1,797,529)
Effects of intercompany eliminations – Prema LIfe	45,403
Pro Forma Combined as of September 30, 2020	$(1,752,126)

Note 3. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet and combined statement of operations for the three months period ended December 31, 2020:

(A)	To record the following adjustments to revenue:

Balance before pro forma adjustments	$476,541
Effects of intercompany eliminations - GGLG	(18,537)
Pro Forma Combined as of December 31, 2020	$458,004

(B)	To record the following adjustments to operating expenses:

Balance before pro forma adjustments	$(550,631)
Effects of intercompany eliminations – Prema Life	18,537
Pro Forma Combined as of December 31, 2020	$(532,094)

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